SECURITIES PURCHASE AGREEMENT

This securities purchase agreement (this “Agreement”) is made by and between Qrons Inc., a Wyoming corporation (the "Company"), and __________________, a citizen and resident of the State of _________________ (the “Undersigned”) as of December ___, 2019. The Undersigned hereby irrevocably agrees to purchase the Company’s eight percent (8%) convertible promissory note, issued in the amount of $_____________, the form of which is attached hereto as Exhibit A (the “Note”), which Note is and shall be, at the option of the Undersigned except as therein stated, convertible in accordance with its terms into shares of common stock of the Company, par value $0.0001 per share, which common stock trades on the OTC Markets “OTC-QB” under the  symbol “QRON” ("Common Stock").  In addition to the Note, and as a material part of the Purchase Price (defined below), the Company shall issue to the Undersigned a warrant (the “Warrant”) to purchase _________ shares [one (1) share per dollar invested] of Common Stock upon the terms and conditions contained in the Warrant, attached hereto as Exhibit B. The purchase price for the Note and the Warrant shall be $______________ (the “Purchase Price”). The Note and the Warrant, and any shares of Common Stock into which the Note may hereafter be convertible or the Warrant exercisable, as applicable, may hereinafter collectively be referred to as the "Securities."

The purchase and sale of the Securities pursuant to this Agreement is part of a sale of up to $500,000.00 in total of Notes and Warrants, all on substantially the same terms as contained in this Agreement. This offering is being made pursuant to exemptions available under the Securities Act of 1933, as amended (the "Act"), including without limitation Rule 506 of Regulation D promulgated under the Act, and under certain other laws, including the applicable securities laws of all applicable states in the United States. There is no minimum amount required for the Company to accept subscriptions and there can be no assurances that the entire $500,000 of Notes or any Notes will be sold. The Company is under no obligation to return any subscription amounts once accepted. except as otherwise herein stated or as required by applicable law.

By completing, executing, and delivering this Securities Purchase Agreement to the Company, together with the Purchase Price via personal check or wire transfer, and subject to the Company’s acceptance of such subscription, the Undersigned will have agreed to purchase the Notes subscribed for hereunder. Within two (2) business days after the receipt by the Company of good funds from the Undersigned, the Company will evidence its acceptance by countersigning and mailing an original of this Agreement along with the original Note and Warrant representing the Securities to the Undersigned. Subscriptions received by the Company are irrevocable except as otherwise herein stated or as required by applicable law. The Company will at all times keep in reserve sufficient shares of Common Stock to permit the holder of the Note to convert the Note, and exercise the Warrant, in full into Common Stock in accordance with their respective terms.

The Undersigned acknowledges that none of the Securities have been registered under the Act, or the securities laws of any state, that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of said Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, and applicable state securities laws; and that such Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and will require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered and the legend may bear the following or similar words:

The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state. The Securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, transferred or otherwise disposed of without an effective registration statement for such Securities under the Act and applicable state securities laws, or an opinion of counsel reasonably satisfactory to the Company to the effect that registration is not required under such Act and such state securities laws.

The Company hereby grants, and the Undersigned shall have piggyback registration rights with respect to the shares of common stock convertible or exercisable, as the case may be, which may be held by the Undersigned for one registration other than a registration (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan,  (iii) in connection with a merger or acquisition  provided, that if the offering with respect to which a registration statement is filed is an underwritten primary or secondary offering and the managing underwriter advises the Company that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter’s ability to effect an orderly distribution of such securities or otherwise adversely effecting such offering (including, without limitation, causing a diminution in the offering price of the Company’s securities) the Company will include in such registration statement: (A) first, the securities being sold for the account of the Company; (B) second, the number of securities with respect to which the Company has granted rights to participate in such registration that, in the opinion of such underwriter, can be sold pro rata among the respective holders of such securities on the basis of the amount of such securities then owned by each such holder, or (iv) where registration rights of a third party to register its shares for resale preclude the registration of additional shares on any such registration statement without the approval of such third party having such registration rights. The shares removed from any such registration statement as a result of an underwriter’s determination or a “cutback comment” from the SEC shall have piggyback registration rights with respect to any future registration statement filed by the Company that would permit the inclusion of such shares, subject to the above provisions..

In connection with the purchase of the Securities, the Undersigned represents and warrants that:

(a) The Undersigned has not received any general solicitation or general advertising regarding the purchase of the Securities. The Undersigned is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act.

(b) To the knowledge of the Undersigned, there is no broker or finder in connection with this transaction.

(c) The Undersigned has sufficient knowledge and experience of financial and business matters so that it is able to evaluate the merits and risks of purchasing the Securities and it has had substan-tial experience in previous private and public purchases of securities.

(d) The Undersigned does not require for any liquidity needs the funds being used to purchase the Securities, the Undersigned has adequate means to provide for any personal needs, and possesses the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely, and can afford a complete loss on the purchase of these Securities.

(e) Prior to execution of this Agreement and purchase of the Securities, the Undersigned has read and understands this Agreement, the Note and the Warrant, and has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of each of the said documents, and the transactions contemplated hereby, as well as the affairs of the Company and related matters including the Company’s quarterly and annual reports, which can be found at www.sec.gov. The Undersigned confirms that it does not desire at this time to receive any further information.

(f) A restrictive legend will be placed upon the Note and upon the Warrant, and, if converted or exercised (as applicable) prior to an applicable registration exemption becoming available, any stock certificates representing the Securities purchased hereunder, and that instructions will be placed upon the Company's records for the Securities prohibiting the transfer of the Securities absent full compliance with the Act and applicable state securities laws.

(g) The Company intends to use the proceeds from the sale of the Securities for general working capital purposes.

(h) The purchase price of the Securities being purchased hereby has been determined based solely on the current market price of the Common Stock, and bears no relationship to the assets or book value of the Company, or other customary investment criteria.

(i) This Agreement is subject to the Company's acceptance and may be rejected by the Company, in whole or in part, at any time prior to its execution hereof, in its sole discretion, for any reason or no reason at all. If this subscription is rejected in whole, all funds received from the Undersigned will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.

(j) There is no contract, undertaking, agreement or arrangement by the Undersigned with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and the Undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement.

(k) The Undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.  The Undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement.  The Undersigned is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time and is able to bear such risk for an indefinite period.

(l) The Undersigned agrees to offer, sell or otherwise transfer the Securities only  (i) in accordance with the terms of this Agreement and with the requirements of applicable law, and  (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Undersigned does not by its representations contained in this section agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Undersigned shall have the right to rely upon the provisions, representations and warranties of the Company pursuant to this Agreement and otherwise for purposes of any sales or transfers of Securities.

No legal Advice from the Company.  The Undersigned acknowledges that it had the opportunity to review this Agreement and the transaction contemplated by this Agreement with its own legal counsel and investment and tax advisors (collectively, “Advisors”).  The Undersigned is relying solely on its own Advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment in the Securities, the transactions contemplated by this Agreement, or the securities laws of any jurisdiction.

Except for any rescission rights that may be provided under applicable laws, the Undersigned is not entitled to cancel, terminate, or revoke this Agreement once accepted and counter-signed by the Company.

The Company agrees to provide one (1) legal opinion at its expense with respect to the removal of any restrictive legend and deposit of the Securities into the brokerage account of the Undersigned, upon the request of the Undersigned and once an exemption from registration under the Act is available. The Company will take all reasonable and lawful steps to assist the Undersigned in removing any restrictive legends on any Securities at any time after the Securities are registered, or an applicable exemption from registration is available with respect thereto.

The Company is duly organized and existing in good standing under the laws of the State of Wyoming in which it is incorporated, except as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company and is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. The Company represents and warrants that the execution, delivery and performance of this Agreement and the other transaction documentation by the Company and the consummation by it of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company’s Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). “Material Adverse Effect” as used in this Agreement means any material adverse effect on the operations, properties or financial condition of the Company. The Company does not have any subsidiaries.

The Company represents and warrants that there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including without limitation the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on it, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

The Company represents and warrants that neither the Company  nor any officer, director or other person acting on behalf of the Company , in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

GOVERNING LAW: MISCELLANEOUS.

(a)
 Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of __________, applicable to contracts to be wholly performed within said State, without regard to the principles of conflict of laws. Jurisdiction and venue for any civil action between the parties for any reason shall be in
_______________________ and no other place.

(b)
 Blue Sky Qualification.  The purchase of Securities under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction, so long as the Purchase Price is immediately returned to the Undersigned via wire transfer.

(c)
 Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(d)	Headings. The headings of this Agreement are for convenience of reference and shall not form part of or affect the interpretation of this Agreement.

(e)
 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f)
Entire Agreement, Amendments; Further Assurances.  This Agreement supersedes all other prior oral or written agreements between the Undersigned, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein., This Agreement and the Warrant and Note contain the entire understanding of the parties with respect to the matters covered herein and therein.  No provision of this Agreement may be waived or amended other than in writing by the parties hereto.  Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g)
Facsimile or Electronic Signatures. This Agreement may be executed and delivered by electronic mail delivery. A signed photocopy or digital scan of this Agreement shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an originally signed agreement for all purposes.

(h)
 Notices.  Any notices, consents, waivers, or other communications required or permitted to be given under this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by electronic mail; (ii) five (5) days after  sent by U.S. certified mail, return receipt requested, or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and email addresses for such communications shall be:

If to the Company, to:

Qrons, Inc.
50 Battery Place, #7T
New York, New York 10280 ___________________
___________________
Telephone: (212)-945-2080
Email: jmeer@qrons.com
Attention: Mr. Jonah Meer, CEO

If to the Undersigned, to its address, and email address set forth on the signature page affixed hereto. Each party shall provide five (5) days’ prior written notice to the other party of any change in address.

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[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the last date written below.

QRONS INC.

By: ____________________________                Date:
       Jonah Meer, Chief Executive Officer

PURCHASER:                                     Date:

____________________________
____________________________

[if entity]

[Name]

By: ________________________________
Name:
Title:

Mailing and Email Address:

_____________________
_____________________
_____________________
_____________________